                         ANNUAL REPORT / OCTOBER 31 2000

                        AIM SMALL CAP OPPORTUNITIES FUND

                                    COVER IMAGE

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

               THE INDEPENDENCE DAY PARADE BY JANE WOOSTER SCOTT

          JUST AS SMALL BUSINESSES ARE A KEY COMPONENT OF THIS FESTIVE

           PAINTING, SMALL COMPANIES ARE AN IMPORTANT PART OF THE U.S.

          ECONOMIC LANDSCAPE. IN AIM SMALL CAP OPPORTUNITIES FUND, WE

            ENDEAVOR TO OWN THE STOCKS OF SMALLER COMPANIES THAT WE

                        BELIEVE HAVE EXCITING POTENTIAL.

                      -------------------------------------

AIM Small Cap Opportunities Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of small-company stocks which management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Opportunities Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o   Effective 11/4/99, the fund was closed to new investors.
o The fund's average annual total returns (including sales charges) for periods ended 9/30/00 (the most recent calendar quarter-end) are as follows. Class A shares, one year, 77.19%; inception (6/29/98), 57.34%. Class B shares, one year, 81.04%; inception (7/13/98), 60.21%. Class C shares, one year, 84.87%; inception (12/30/98), 70.00%.
o The fund participates in the initial public offering (IPO) market, and a significant portion of the fund's return is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base the fund will continue to experience substantially similar performance by investing in IPOs.
o Leveraging and short-selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The unmanaged Lipper Small-Cap Growth Fund Index represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.
o The unmanaged Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price/book ratios and higher forecasted growth values.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                        AIM SMALL CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
  [PHOTO OF         I feel privileged to succeed Ted Bauer, who recently retired
Robert Graham,      from the funds' board and will soon retire as A I M
 Chairman of        Management Group's chairman after a long, successful career
 the Board of       in the investment industry. Ted has always shown the highest
   THE FUND         degree of integrity and commitment to excellence, and I have
APPEARS HERE]       always admired him. I'm also proud to be part of the team
                    that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                      -------------------------------------

                                   THE CURRENT

                                   ENVIRONMENT

                              ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                                MONEY MANAGEMENT.

                               KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                      -------------------------------------


                        AIM SMALL CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND SOARS ABOVE DIFFICULT MARKET ENVIRONMENT

HOW DID AIM SMALL CAP OPPORTUNITIES FUND PERFORM THIS YEAR?
The fund posted outstanding results for the 12 months ended October 31, 2000. Total return at net asset value (excluding sales charges) was 61.95% for Class A shares, 60.72% for Class B shares and 60.65% for Class C shares. With these highly impressive results, the fund returned nearly four times as much as its benchmark, the Russell 2000 Index, which had a return of only 17.41% for the same period. The fund ended the fiscal year with net assets of $814.9 million.
    Your fund's performance includes gains made during late 1999 and early 2000, when markets were more exuberant than they became later in the year. More recently, performance has been affected by the sell-off in the technology sector and other market difficulties.

WHAT KEY TRENDS AFFECTED THE MARKET?
A strong market rally in the first half of the year was followed by a choppy, down-ward-trending market in the second half.
    Technology stocks led the market surge in late 1999 and early 2000 as the Dow set a record in January. The tech-laden Nasdaq continued to soar to record levels well into March. Toward the end of the month, however, investors became concerned that tech stocks might be overvalued, sparking a rush of selling that affected nearly every sector and left markets extremely volatile.
    Investors were also concerned that the Federal Reserve Board (the Fed) might continue raising interest rates to contain inflation by slowing torrid economic growth. After raising interest rates in May, the Fed ceased its monetary tightening policy for the remainder of the fiscal year. Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes.
    However, in late summer and early fall, rising oil prices, unrest in the Middle East and concern about corporate earnings converged to produce another steep market decline. A number of major corporations reported earnings disappointments in September and October. The major market indexes such as the S&P 500 and the Nasdaq ended the fiscal year below the peak levels they had reached in the spring.

WHY DID THE FUND OUTPERFORM ITS INDEXES?
We attribute the fund's excellent performance to careful stock selection. Our bottom-up securities analysis and our focus on income statements led us to viable companies with solid earnings and strong business models. By following this strategy, we generally avoided stocks that lost value because of disappointing earnings.
    Also, the fund can employ alternative investment strategies such as short-selling and leveraging. Short-selling means selling borrowed securities (called short positions) in anticipation of a price decline in order to buy them back at the lower price. (Securities bought and held for capital appreciation are called long positions.) Leveraging means borrowing money to buy securities.
    We believe that a mixed portfolio of long and short positions can potentially protect the fund during market downturns while taking advantage of market rallies. Both the long and the short positions contributed to the fund's excellent risk-adjusted returns this year.

HOW WAS THE FUND POSITIONED AT THE END OF THE YEAR?
As of October 31, 2000, the fund had 98 long positions. Technology stocks made up more than 38% of the portfolio. The focus in this sector was on optical networking and data-storage equipment companies, as well as firms providing products and services that facilitate business-to-business networking structures.
    Energy stocks (which got a boost from rising oil prices) made up about 14% of the portfolio, while the stocks of consumer cyclicals made up 9%. The fund closed the fiscal year holding a smaller position in financials and health care than its benchmark and a higher position in energy, based on our bottom-up analysis of potential earnings growth.

WHAT WERE SOME OF THE FUND'S LEADING TECH STOCKS?
o Tollgrade Communications designs and manufactures test-system and status-monitoring products for the telecommunications and cable-TV industries.
o Elantec Semiconductor designs and manufactures high-performance analog integrated circuits for the video and optical-storage processing markets.


FUND PERFORMANCE

FUND OUTSHINES INDEXES

As of 10/31/00, one-year total return, excluding
sales charges
================================================================================
FUND CLASS A SHARES                          61.95%

FUND CLASS B SHARES                          60.72%

FUND CLASS C SHARES                          60.65%

RUSSELL 2000 INDEX                           17.41%

LIPPER SMALL-CAP GROWTH FUND INDEX           37.48%
================================================================================

          See important fund and index disclosures inside front cover.

                        AIM SMALL CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


o Exar designs, develops and markets analog and mixed-signal integrated circuits for use in communications, video and imaging products.
o Rational Software helps other organizations develop and deploy software for e-business and e-infrastructure.
o Newport is a global supplier of high-precision components and measurement systems to the high-tech market.
o Anaren Microwave designs and manufactures radio-frequency and microwave components for communications.
o Macrovision's video-security products provide copy protection and video scrambling for video materials.

WHAT WERE A FEW OF ITS HOLDINGS OUTSIDE THE TECH SECTOR?
o Cal Dive is a leading provider of subsea construction maintenance and abandonment services to the oil and gas industry.
o Lamar Advertising operates roughly 116,800 outdoor advertising displays in 42 states, plus transit advertising and logo signs near freeway exits indicating services.
o Sonic operates and franchises drive-in restaurants, with 2,175 in the United States as of August 2000.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

At the close of the reporting period, the economic climate appeared favorable for stocks despite often extreme market volatility. The nation's unemployment rate was at its lowest level in three decades. Consumer spending, slow for much of the second half of the fiscal year, picked up again in September. Interest rates had stabilized as the Fed had taken a respite from its monetary tightening policy, and except for higher oil prices, inflation was moderate. Corporate profits, while declining, were still impressive for many companies, particularly medium-sized and smaller firms. However, because of a degree of uncertainty surrounding near-term economic, political and foreign trends and developments, markets may continue to be volatile.

                     -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                     available--electronic delivery of fund

                    reports and prospectuses. Soon, you can

                     read the same AIM report you are read-

                     ing now--online. Once you sign up for

                  the service, we will send you a link to the

                      report via e-mail. If you choose to

                   receive your reports online, you will not

                     receive a paper copy by mail. You may

                   cancel the service at any time by visiting

                                 our Web site.

                          Please visit our Web site at

                        www.aimfunds.com and go to "Your

                      AIM Account." Log into your account

                       and then click on the "View Other

                       Account Options" dropdown menu and

                              select "eDelivery."

                     -------------------------------------

Since our last report to you, AIM Small Cap Opportunities Fund's fiscal year-end was changed from July 31 to October 31. This change was made to better manage distribution requirements in light of current excise tax rules. You will receive an annual report dated October 31 and a semiannual report dated April 30 each year.

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

====================================================================================================================================
TOP 10 EQUITY HOLDINGS                  TOP 10 INDUSTRIES                             TOP 10 SHORT POSITIONS
------------------------------------------------------------------------------------------------------------------------------------
 1. Tollgrade Communications, Inc. 2.70% 1. Oil & Gas (Drilling & Equipment)    10.02% 1. Home Depot, Inc. (The)               0.84%
 2. Elantec Semiconductor, Inc.    2.53  2. Electronics (Semiconductors)         8.81  2. 1-800CONTACTS, Inc.                  0.83
 3. Cal Dive International, Inc.   2.09  3. Computers (Software & Services)      8.58  3. Amazon.com, Inc.                     0.81
 4. Lamar Advertising Co.          2.03  4. Communications Equipment             5.81  4. King Pharmaceuticals, Inc.           0.79
 5. Exar Corp.                     1.90  5. Electronics (Instrumentation)        5.77  5. California Pizza Kitchen, Inc.       0.79
 6. Newport Corp.                  1.73  6. Oil & Gas (Exploration & Production) 3.05  6. Corvis Corp.                         0.72
 7. Anaren Microwave, Inc.         1.71  7. Retail (Specialty-Apparel)           2.98  7. Sunrise Assisted Living, Inc.        0.72
 8. Macrovision Corp.              1.62  8. Health Care (Specialized Services)   2.89  8. Actrade Financial Technologies, Ltd. 0.64
 9. Sonic Corp.                    1.59  9. Retail (Computers & Electronics)     2.52  9. BroadVision, Inc.                    0.59
10. Rational Software Corp.        1.55 10. Computers (Peripherals)              2.42 10. Whole Foods Market, Inc.             0.57

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

          See important fund and index disclosures inside front cover.

                        AIM SMALL CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM SMALL CAP OPPORTUNITIES FUND VS. BENCHMARK INDEXES

6/29/98-10/31/00

in thousands
===============================================================================
DATE       AIM Small Cap
         Opportunities Fund,       Russell 2000             Russell 2000
          Class A Shares           Growth Index                Index
-------------------------------------------------------------------------------
6/29/98         9452                   10000                    10000
7/98            9225                   9165                     9190
10/98           8781                   8169                     8311
1/99            11511                  10031                    9411
4/99            12088                  10272                    9571
7/99            14055                  10495                    9872
10/99           15966                  10561                    9547
1/00            20897                  13608                    11081
4/00            24600                  13495                    11334
7/00            25530                  12712                    11231
10/00           25857                  12268                    11208

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
===============================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 6/29/98-10/31/00. (The data for the indexes are for the period 6/30/98-10/31/00.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 2000 Index or the Russell 2000 Growth Index is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (6/29/98)               50.08%
  1 Year                            53.06*
  *61.95%, excluding sales charges

CLASS B SHARES
  Inception (7/13/98)               52.51%
  1 Year                            55.72*
  *60.72%, excluding CDSC

CLASS C SHARES
  Inception (12/30/98)              59.43%
  1 Year                            59.65*
  *60.65%, excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differing sales-charge structures and class expenses. For fund performance calculations and descriptions of the indexes on this page, please see the inside front cover.

                        AIM SMALL CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-82.10%

AIRLINES-0.84%

SkyWest, Inc.(a)                        135,700   $  6,852,850
==============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.03%

Pegasus Communications Corp.(b)         236,200      8,399,862
==============================================================

COMMUNICATIONS EQUIPMENT-4.57%

Allen Telecom Inc.(b)                   271,400      5,071,787
--------------------------------------------------------------
Polycom, Inc.(b)                        157,100     10,211,500
--------------------------------------------------------------
Tollgrade Communications, Inc.(b)       229,500     21,974,625
==============================================================
                                                    37,257,912
==============================================================

COMPUTERS (NETWORKING)-0.62%

Tellium, Inc.-Series E Conv. Pfd.
  (Acquired 09/19/00; Cost
  $5,048,880)(b)(c)                     168,296      5,048,880
==============================================================

COMPUTERS (PERIPHERALS)-2.42%

InFocus Corp.(b)                        162,900      7,198,144
--------------------------------------------------------------
SanDisk Corp.(b)                        232,600     12,498,616
==============================================================
                                                    19,696,760
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-8.58%

IntraNet Solutions, Inc.(b)             108,600      5,049,900
--------------------------------------------------------------
Macrovision Corp.(b)                    181,000     13,190,375
--------------------------------------------------------------
Mercury Interactive Corp.(b)            105,500     11,710,500
--------------------------------------------------------------
Natural MicroSystems Corp.(b)           190,200      8,594,662
--------------------------------------------------------------
Orbotech, Ltd. (Israel)(b)              137,650      7,286,847
--------------------------------------------------------------
Quest Software, Inc.(b)                 190,000      8,300,625
--------------------------------------------------------------
Rational Software Corp.(b)              211,700     12,635,844
--------------------------------------------------------------
webMethods, Inc.(b)                      35,800      3,181,725
==============================================================
                                                    69,950,478
==============================================================

DISTRIBUTORS (FOOD & HEALTH)-0.90%

Bindley Western Industries, Inc.        100,000      3,593,750
--------------------------------------------------------------
Priority Healthcare Corp.-Class B(b)     70,000      3,762,500
==============================================================
                                                     7,356,250
==============================================================

ELECTRICAL EQUIPMENT-1.88%

C & D Technologies, Inc.                146,400      8,655,900
--------------------------------------------------------------
Veeco Instruments Inc.(b)               100,000      6,620,312
==============================================================
                                                    15,276,212
==============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-1.20%

Kent Electronics Corp.(b)               302,200      5,628,475
--------------------------------------------------------------
Power-One, Inc.(b)                       58,600      4,156,937
==============================================================
                                                     9,785,412
==============================================================

                                                     MARKET
                                       SHARES        VALUE
ELECTRONICS (DEFENSE)-1.71%

Anaren Microwave, Inc.(b)               134,100   $ 13,946,400
==============================================================

ELECTRONICS (INSTRUMENTATION)-5.77%

Alpha Industries, Inc.(b)               186,500      7,436,687
--------------------------------------------------------------
Keithley Instruments, Inc.              129,700      6,938,950
--------------------------------------------------------------
Methode Electronics, Inc.-Class A       258,200      9,714,775
--------------------------------------------------------------
Newport Corp.                           123,400     14,092,666
--------------------------------------------------------------
Varian Inc.(b)                          286,800      8,837,025
==============================================================
                                                    47,020,103
==============================================================

ELECTRONICS (SEMICONDUCTORS)-8.81%

Elantec Semiconductor, Inc.(b)          185,000     20,581,250
--------------------------------------------------------------
Exar Corp.(b)                           347,400     15,524,437
--------------------------------------------------------------
hi/fn, inc.(b)                           75,000      4,631,250
--------------------------------------------------------------
MIPS Technologies, Inc.-Class A(b)      174,900      7,017,862
--------------------------------------------------------------
TranSwitch Corp.(b)                     217,100     12,537,525
--------------------------------------------------------------
Zoran Corp.(b)                          229,500     11,503,687
==============================================================
                                                    71,796,011
==============================================================

FINANCIAL (DIVERSIFIED)-1.49%

SEI Investments Co.                     133,800     12,142,350
==============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-2.23%

Alpharma Inc.-Class A                    71,700      2,782,856
--------------------------------------------------------------
First Horizon Pharmaceutical
  Corp.(b)                              400,000      8,350,000
--------------------------------------------------------------
Insmed Inc.(b)                          400,000      4,875,000
--------------------------------------------------------------
Pain Therapeutics, Inc.(b)              100,000      2,143,750
==============================================================
                                                    18,151,606
==============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.85%

Cyberonics, Inc.(b)                     296,400      6,891,300
==============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-2.89%

Advance Paradigm, Inc.(b)               162,900      7,961,737
--------------------------------------------------------------
Aksys, Ltd.(b)                          191,700      2,995,313
--------------------------------------------------------------
Laboratory Corp. of America
  Holdings(b)                            93,600     12,624,300
==============================================================
                                                    23,581,350
==============================================================

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-0.46%

Martha Stewart Living Omnimedia,
  Inc.(b)                               150,000      3,759,375
==============================================================

INVESTMENT BANKING/BROKERAGE-1.35%

Raymond James Financial, Inc.           325,700     11,012,731
==============================================================

INVESTMENT MANAGEMENT-0.13%

Federated Investors, Inc.-Class B        37,250      1,084,906
==============================================================

                                                     MARKET
                                       SHARES        VALUE
INVESTMENTS-2.28%

iShares Russell 2000 Index Fund          62,000   $  6,138,000
--------------------------------------------------------------
Nasdaq 100 Shares(b)                    152,300     12,469,563
==============================================================
                                                    18,607,563
==============================================================

LEISURE TIME (PRODUCTS)-0.45%

Oakley, Inc.(b)                         175,000      3,675,000
==============================================================

MANUFACTURING (SPECIALIZED)-0.57%

LightPath Technologies, Inc.-Class
  A(b)                                  170,100      4,635,225
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-10.02%

Cal Dive International, Inc.(b)         342,000     17,014,500
--------------------------------------------------------------
Chiles Offshore, Inc.(b)                206,000      3,296,000
--------------------------------------------------------------
Dril-Quip, Inc.(b)                      192,500      6,352,500
--------------------------------------------------------------
Grey Wolf, Inc.(b)                    1,404,500      6,495,813
--------------------------------------------------------------
Key Energy Services, Inc.(b)            692,800      6,235,200
--------------------------------------------------------------
Marine Drilling Cos., Inc.(b)           252,000      6,016,500
--------------------------------------------------------------
National-Oilwell, Inc.(b)               274,400      8,026,200
--------------------------------------------------------------
Newpark Resources, Inc.(b)              545,700      4,911,300
--------------------------------------------------------------
Patterson Energy, Inc.(b)               323,500      9,098,438
--------------------------------------------------------------
Pride International, Inc.(b)            262,600      6,647,063
--------------------------------------------------------------
UTI Energy Corp.(b)                     378,000      7,583,625
==============================================================
                                                    81,677,139
==============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-3.05%

Comstock Resources, Inc.(b)             325,700      3,379,138
--------------------------------------------------------------
Evergreen Resources, Inc.(b)            152,000      4,180,000
--------------------------------------------------------------
Spinnaker Exploration Co.(b)            261,300      7,904,325
--------------------------------------------------------------
Startech Energy, Inc. (Canada)(b)       671,600      3,232,075
--------------------------------------------------------------
Stone Energy Corp.(b)                   120,000      6,144,000
==============================================================
                                                    24,839,538
==============================================================

OIL & GAS (REFINING &
  MARKETING)-0.67%

Valero Energy Corp.-$1.94 Conv. Pfd.    195,000      5,460,000
==============================================================

RESTAURANTS-1.59%

Sonic Corp.(b)                          355,300     12,968,450
==============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-2.52%

Tweeter Home Entertainment Group,
  Inc.(b)                               413,700      9,954,656
--------------------------------------------------------------
Ultimate Electronics, Inc.(b)           292,400     10,562,950
==============================================================
                                                    20,517,606
==============================================================

RETAIL (DISCOUNTERS)-0.96%

Fred's, Inc.                            369,900      7,814,138
==============================================================

RETAIL (SPECIALTY)-2.18%

Linens 'n Things, Inc.(b)               310,000      9,532,500
--------------------------------------------------------------
Sharper Image Corp.(b)                  434,300      8,251,700
==============================================================
                                                    17,784,200
==============================================================

                                                     MARKET
                                       SHARES        VALUE
RETAIL (SPECIALTY-APPAREL)-2.98%

Abercrombie & Fitch Co.-Class A(b)      250,000   $  5,890,625
--------------------------------------------------------------
AnnTaylor Stores Corp.(b)               163,300      4,899,000
--------------------------------------------------------------
Chico's FAS, Inc.(b)                    106,300      3,441,463
--------------------------------------------------------------
Christopher & Banks Corp.(b)            190,000      6,293,750
--------------------------------------------------------------
Too Inc.(b)                             162,900      3,736,519
==============================================================
                                                    24,261,357
==============================================================

SERVICES
  (ADVERTISING/MARKETING)-2.03%

Lamar Advertising Co.(b)                344,200     16,521,600
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-0.77%

Career Education Corp.(b)               162,900      6,302,194
==============================================================

SERVICES (COMPUTER SYSTEMS)-1.95%

Insight Enterprises, Inc.(b)            277,650      9,023,625
--------------------------------------------------------------
Investment Technology Group, Inc.(b)    190,000      6,840,000
==============================================================
                                                    15,863,625
==============================================================

SERVICES (DATA PROCESSING)-0.81%

Learning Tree International, Inc.(b)    145,300      6,574,825
==============================================================

SERVICES (EMPLOYMENT)-0.82%

Heidrick & Struggles International,
  Inc.(b)                               108,600      6,712,838
==============================================================

SHIPPING-0.72%

Nordic American Tanker Shipping Ltd.
  (Norway)                              275,000      5,878,125
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $489,599,337)                                669,104,171
==============================================================

                                     PRINCIPAL
                                       AMOUNT
CONVERTIBLE CORPORATE NOTES-1.24%

COMMUNICATIONS EQUIPMENT-1.24%

Cyras Systems, Inc., Conv. Sub.
  Notes, 4.50%, 08/15/05
  (Acquired 08/15/00; Cost
  $3,000,000)(c)                     $3,000,000      3,480,000
--------------------------------------------------------------
Kestrel Solutions, Conv. Sub.
  Notes, 5.50%, 07/15/05 (Acquired
  07/20/00-10/20/00; Cost
  $6,300,000)(c)                      6,250,000      6,625,000
==============================================================
    Total Convertible Corporate
      Notes (Cost $9,300,000)                       10,105,000
==============================================================

                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
OPTIONS
  PURCHASED-2.94%

CALLS-1.12%

Activision, Inc.
  (Computers-Software
  & Services)            2,500      $   15      Nov-00          101,562
-----------------------------------------------------------------------
AMEX Biotechnology
  Index
  (Biotechnology)          430         600      Jan-01        7,218,625
-----------------------------------------------------------------------
Philadelphia Oil
  Service Sector
  Index (Oil &
  Gas-Exploration &
  Production)            2,578         125      Dec-00        1,417,900
-----------------------------------------------------------------------

                        NUMBER
                          OF       EXERCISE   EXPIRATION      MARKET
                       CONTRACTS    PRICE        DATE         VALUE
CALLS-(CONTINUED)

Read-Rite Corp.
  (Computers-
   Peripherals)             8,000   $   15      Jan-01     $    400,000
=======================================================================
                                                              9,138,087
=======================================================================

PUTS-1.82%

Nasdaq 100 Index
  (Investments)                95    3,100      Dec-00        1,471,313
-----------------------------------------------------------------------
                              370    3,025      Dec-00        4,800,750
-----------------------------------------------------------------------
Russell 2000 Index
  (Investments)             2,157      460      Dec-00        1,941,300
-----------------------------------------------------------------------
                            3,245      480      Dec-00        4,461,875
-----------------------------------------------------------------------
S&P 500 Index
  (Investments)               774    1,350      Nov-00          445,050
-----------------------------------------------------------------------
                              560    1,375      Nov-00          525,000
-----------------------------------------------------------------------
                            1,350    1,300      Dec-00        1,181,250
=======================================================================
                                                             14,826,538
=======================================================================
    Total Options
      Purchased (Cost
      $42,043,680)                                           23,964,625
=======================================================================

                                              SHARES
MONEY MARKET FUNDS-12.10%

STIC Liquid Assets Portfolio(d)             49,297,371       49,297,371
-----------------------------------------------------------------------
STIC Prime Portfolio(d)                     49,297,371       49,297,371
=======================================================================
    Total Money Market Funds
      (Cost $98,594,742)                                     98,594,742
=======================================================================

TOTAL INVESTMENTS-98.38%
  (Cost $639,537,759)                                       801,768,538
=======================================================================

OTHER ASSETS LESS LIABILITIES-1.62%                          13,212,606

=======================================================================

NET ASSETS-100.00%                                         $814,981,144
_______________________________________________________________________
=======================================================================

                                       SHARES
                                        SOLD        MARKET
                                        SHORT       VALUE
SECURITIES SOLD SHORT(e)

Actrade Financial Technologies, Ltd.   224,000   $  5,236,000
-------------------------------------------------------------
Advanced Micro Devices, Inc.            97,700      2,210,463
-------------------------------------------------------------
Allergan, Inc.                          53,600      4,505,750
-------------------------------------------------------------
Amazon.com, Inc.                       179,900      6,588,837
-------------------------------------------------------------

                                       SHARES
                                        SOLD        MARKET
                                        SHORT       VALUE
SECURITIES SOLD SHORT(e)-(CONTINUED)

Andrx Group                             59,700   $  4,298,400
-------------------------------------------------------------
Autodesk, Inc.                         137,100      3,024,769
-------------------------------------------------------------
BroadVision, Inc.                      160,400      4,771,900
-------------------------------------------------------------
California Pizza Kitchen, Inc.         183,900      6,436,500
-------------------------------------------------------------
CompuCredit Corp.                       82,000      2,531,750
-------------------------------------------------------------
Computer Sciences Corp.                 43,000      2,709,000
-------------------------------------------------------------
Corvis Corp.                            90,000      5,906,250
-------------------------------------------------------------
Costco Wholesale Corp.                 125,000      4,578,125
-------------------------------------------------------------
Cytyc Corp.                             49,900      2,962,812
-------------------------------------------------------------
Digital Island, Inc.                   126,900      1,602,113
-------------------------------------------------------------
Fluor Corp.                            100,000      3,500,000
-------------------------------------------------------------
Guidant Corp.                           63,000      3,335,062
-------------------------------------------------------------
Home Depot, Inc. (The)                 158,400      6,811,200
-------------------------------------------------------------
Inrange Technologies Corp.-Class B     100,000      3,662,500
-------------------------------------------------------------
King Pharmaceuticals, Inc.             144,100      6,457,481
-------------------------------------------------------------
Network Appliance, Inc.                 26,700      3,177,300
-------------------------------------------------------------
NIKE, Inc.-Class B                     113,500      4,532,906
-------------------------------------------------------------
1-800 CONTACTS, INC.                   175,000      6,737,500
-------------------------------------------------------------
PolyMedica Corp.                        54,200      3,116,500
-------------------------------------------------------------
QLT Inc. (Canada)                       80,200      3,988,697
-------------------------------------------------------------
SCI Systems, Inc.                       99,400      4,274,200
-------------------------------------------------------------
Scient Corp.                             9,600        172,800
-------------------------------------------------------------
724 Solutions Inc. (Canada)            122,500      3,330,469
-------------------------------------------------------------
Silicon Storage Technology, Inc.       120,100      2,732,275
-------------------------------------------------------------
Solectron Corp.                         85,000      3,740,000
-------------------------------------------------------------
Stryker Corp.                           89,700      4,227,113
-------------------------------------------------------------
Sunrise Assisted Living, Inc.          250,000      5,843,750
-------------------------------------------------------------
Syntroleum Corp.                        18,100        352,950
-------------------------------------------------------------
United Rentals, Inc.                   134,100      2,883,150
-------------------------------------------------------------
VA Linux Systems, Inc.                  88,800      2,597,400
-------------------------------------------------------------
Whole Foods Market, Inc.               100,000      4,625,000
=============================================================
Total Securities Sold Short                      $137,460,922
_____________________________________________________________
=============================================================

Investment Abbreviations:

Conv. - Convertible
Pfd.  - Preferred
Sub.  - Subordinated

Notes to Schedule of Investments:

(a)  A portion of this security is subject to call options written. See Note 7.
(b)  Non-income producing security.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/00 was $15,153,880, which represented 1.86% of the Fund's net assets.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) Collateral on short sales was segregated by the Fund in the amount of $169,366,891 which represents 123% of market value.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2000

ASSETS:

Investments, at market value (cost $639,537,759)     $801,768,538
-----------------------------------------------------------------
Cash                                                   18,541,717
-----------------------------------------------------------------
Receivables for:
  Investments sold                                     29,183,526
-----------------------------------------------------------------
  Fund shares sold                                        478,282
-----------------------------------------------------------------
  Dividends and interest                                  912,481
-----------------------------------------------------------------
  Investments sold short                              124,940,961
-----------------------------------------------------------------
  Short stock rebates                                     738,222
-----------------------------------------------------------------
Investment for deferred compensation plan                  14,493
=================================================================
    Total assets                                      976,578,220
=================================================================

LIABILITIES:

Payables for:
  Investments purchased                                10,797,225
-----------------------------------------------------------------
  Fund shares reacquired                                1,224,001
-----------------------------------------------------------------
  Short stock account dividends                             5,244
-----------------------------------------------------------------
  Options written (premiums received $5,534,260)        6,686,200
-----------------------------------------------------------------
  Short stock account interest                             11,348
-----------------------------------------------------------------
  Short positions covered                               3,963,647
-----------------------------------------------------------------
  Deferred compensation plan                               14,493
-----------------------------------------------------------------
Market value of securities sold short (proceeds
  from short sales $124,940,961)                      137,460,922
-----------------------------------------------------------------
Accrued advisory fees                                     709,983
-----------------------------------------------------------------
Accrued administrative services fees                       11,048
-----------------------------------------------------------------
Accrued distribution fees                                 490,473
-----------------------------------------------------------------
Accrued transfer agent fees                                65,692
-----------------------------------------------------------------
Accrued operating expenses                                156,800
=================================================================
    Total liabilities                                 161,597,076
=================================================================
Net assets applicable to shares outstanding          $814,981,144
_________________________________________________________________
=================================================================

NET ASSETS:

Class A                                              $442,912,961
_________________________________________________________________
=================================================================
Class B                                              $325,956,698
_________________________________________________________________
=================================================================
Class C                                              $ 46,111,485
_________________________________________________________________
=================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                17,004,350
_________________________________________________________________
=================================================================
Class B                                                12,728,473
_________________________________________________________________
=================================================================
Class C                                                 1,799,068
_________________________________________________________________
=================================================================
Class A:

  Net asset value and redemption price per share     $      26.05
-----------------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.05 divided by 94.50%)    $      27.57
_________________________________________________________________
=================================================================
Class B:
  Net asset value and offering price per share       $      25.61
_________________________________________________________________
=================================================================
Class C:
  Net asset value and offering price per share       $      25.63
_________________________________________________________________
=================================================================

STATEMENT OF OPERATIONS

                                          THREE
                                       MONTHS ENDED    YEAR ENDED
                                       OCTOBER 31,      JULY 31,
                                           2000           2000
                                       ------------   ------------
INVESTMENT INCOME:

Short stock rebates                    $  2,327,143   $  5,100,917
------------------------------------------------------------------
Dividends from affiliated money
  market funds                            1,066,154      1,778,327
------------------------------------------------------------------
Dividends                                   446,052        395,709
------------------------------------------------------------------
Interest                                    177,262        291,637
==================================================================
    Total investment income               4,016,611      7,566,590
==================================================================

EXPENSES:

Advisory fees                             2,144,302      6,847,355
------------------------------------------------------------------
Administrative services fees                 32,899        126,377
------------------------------------------------------------------
Custodian fees                               56,529         99,433
------------------------------------------------------------------
Distribution fees -- Class A                408,951      1,322,447
------------------------------------------------------------------
Distribution fees -- Class B                856,514      2,762,425
------------------------------------------------------------------
Distribution fees -- Class C                119,356        306,511
------------------------------------------------------------------
Interest                                    105,541      1,399,665
------------------------------------------------------------------
Transfer agent fees -- Class A               60,342        247,830
------------------------------------------------------------------
Transfer agent fees -- Class B               54,436        232,766
------------------------------------------------------------------
Transfer agent fees -- Class C                7,586         25,821
------------------------------------------------------------------
Trustees' fees                                1,983          8,629
------------------------------------------------------------------
Dividends on short sales                     95,824        401,666
------------------------------------------------------------------
Other                                       141,992        714,423
==================================================================
    Total expenses                        4,086,255     14,495,348
==================================================================
Less: Fees waived                          (116,843)      (314,784)
------------------------------------------------------------------
    Expenses paid indirectly                (50,669)       (16,795)
==================================================================
    Net expenses                          3,918,743     14,163,769
==================================================================
Net investment income (loss)                 97,868     (6,597,179)
==================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES,
  SECURITIES SOLD SHORT, FUTURES
  CONTRACTS AND OPTION CONTRACTS
  WRITTEN

Net realized gain (loss) from:
  Investment securities                  43,225,326    281,397,793
------------------------------------------------------------------
  Futures contracts                         798,317       (897,367)
------------------------------------------------------------------
  Option contracts written                4,577,540     18,473,981
------------------------------------------------------------------
  Securities sold short                   7,225,299    (12,793,600)
==================================================================
                                         55,826,482    286,180,807
==================================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                 (35,150,948)    92,319,494
------------------------------------------------------------------
  Option contracts written               (2,546,495)     1,652,600
------------------------------------------------------------------
  Securities sold short                 (10,377,929)    (3,440,914)
==================================================================
                                        (48,075,372)    90,531,180
==================================================================
Net gain on investment securities,
  securities sold short, futures
  contracts and option contracts
  written                                 7,751,110    376,711,987
==================================================================
Net increase in net assets resulting
  from operations                      $  7,848,978   $370,114,808
__________________________________________________________________
==================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                              THREE MONTHS
                                                                 ENDED        YEAR ENDED     YEAR ENDED
                                                              OCTOBER 31,      JULY 31,       JULY 31,
                                                                  2000           2000           1999
                                                              ------------   ------------   ------------
OPERATIONS:

  Net investment income (loss)                               $     97,868    $ (6,597,179)  $ (4,494,793)
--------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, securities
    sold short, futures contracts and option contracts
    written                                                    55,826,482     286,180,807      8,988,418
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, securities sold short, futures
    contracts and option contracts written                    (48,075,372)     90,531,180    113,395,076
========================================================================================================
    Net increase in net assets resulting from operations        7,848,978     370,114,808    117,888,701
========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                              --     (15,796,321)      (102,881)
--------------------------------------------------------------------------------------------------------
  Class B                                                              --     (11,509,981)       (48,732)
--------------------------------------------------------------------------------------------------------
  Class C                                                              --      (1,189,843)            --
--------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                     (10,920,967)     52,117,173     30,818,297
--------------------------------------------------------------------------------------------------------
  Class B                                                      (3,363,049)     35,576,046     19,845,339
--------------------------------------------------------------------------------------------------------
  Class C                                                       1,244,247      25,368,723      5,266,423
========================================================================================================
    Net increase (decrease) in net assets                      (5,190,791)    454,680,605    173,667,147
========================================================================================================

NET ASSETS:

  Beginning of period                                         820,171,935     365,491,330    191,824,183
========================================================================================================
  End of period                                              $814,981,144    $820,171,935   $365,491,330
________________________________________________________________________________________________________
========================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                              $354,467,244    $366,807,012   $253,662,739
--------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       14,830         (83,038)       (97,371)
--------------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, securities sold short, futures contracts and
    option contracts written                                  311,940,191     256,813,710      5,822,891
--------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    securities sold short, futures contracts and option
    contracts written                                         148,558,879     196,634,251    106,103,071
========================================================================================================
                                                             $814,981,144    $820,171,935   $365,491,330
________________________________________________________________________________________________________
========================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Board of Trustees of the Trust approved a change in the Fund's fiscal year-end from July 31 to October 31. As a result, this report includes financial information for the period ended October 31, 2000 (three months) and the year ended July 31, 2000. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. The Fund was closed to new investors as of November 4, 1999. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.
      On October 31, 2000, undistributed net realized gains were decreased by $700,001 and paid in capital was increased by $700,001 as a result of differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Securities Sold Short -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.
      The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (expense incurred) as a result of the market value of securities sold short being less than (greater than) the proceeds received from the short sales.
F. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.
G. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
      An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the Russell 2000 Index, or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the Russell 2000 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the three-month period ended October 31, 2000 and the year ended July 31, 2000, AIM was paid $32,899 and $126,377, respectively, for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the three-month period ended October 31, 2000 and the year ended July 31, 2000, AFS was paid $70,501 and $206,416, respectively, for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. Upon the Fund closing to new investors AIM Distributors agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution fees. For the three-month period ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $292,108, $856,514 and $119,356, respectively, as compensation under the Plans. For the year ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $1,007,663, $2,762,425 and $306,511, respectively, as compensation under the Plans. For the three-month period ended October 31, 2000 and the year ended July 31, 2000, AIM Distributors waived fees of $116,843 and $314,784, respectively, for Class A shares.
  AIM Distributors received commissions of $18,004 and $280,701, from sales of the Class A shares of the Fund during the three-month period ended October 31, 2000 and the year ended July 31, 2000, respectively. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares.
  During the three-month period ended October 31, 2000 and the year ended July 31, 2000, AIM Distributors received $3,639 and $38,002, respectively, in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the three-month period ended October 31, 2000 and the year ended July 31, 2000, the Fund paid legal fees of $1,431 and $3,722, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the three-month period ended October 31, 2000 and the year ended July 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,049 and $7,599, respectively, and reductions in custodian fees of $46,620 and $9,196, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $50,669 and $16,795 for the three-month period ended October 31, 2000 and the year ended July 31, 2000, respectively.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.
  For the three-month period ended October 31, 2000, the average outstanding daily balance of bank loans for the Fund was $5,860,918 with a weighted average interest rate of 7.16%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the three-month period ended October 31, 2000 was $455,104,353 and $390,194,430, respectively, and during the year ended July 31, 2000 was $1,260,650,596 and $1,402,401,764, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes was as follows:

                                        OCTOBER 31,      JULY 31,
                                            2000           2000
                                        ------------   ------------
Aggregate unrealized appreciation of:
  Investment securities                 $199,191,079   $232,723,060
-------------------------------------------------------------------
  Securities sold short                    4,031,223     14,314,078
-------------------------------------------------------------------
Aggregate unrealized (depreciation)
  of:
  Investment securities                  (24,983,581)   (35,640,214)
-------------------------------------------------------------------
  Securities sold short                  (13,123,598)   (16,456,111)
===================================================================
Net unrealized appreciation of
  investment securities                 $165,115,123   $194,940,813
___________________________________________________________________
===================================================================
Cost of investments for tax purposes for the three-month period ended October 31, 2000 and the year ended July 31 are
  $627,561,040 and $605,437,429, respectively.
Proceeds from securities sold short for tax purposes for the three-month period ended October 31, 2000 and the year ended July
  31 are $128,368,547 and $164,181,124, respectively.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the three-month period ended October 31, 2000 are summarized as follows:

                                       CALL OPTION CONTRACTS
                                      -----------------------
                                      NUMBER OF    PREMIUMS
                                      CONTRACTS    RECEIVED
                                      ---------   -----------
Beginning of year                           --    $        --
-------------------------------------------------------------
Written                                 12,324     11,333,314
-------------------------------------------------------------
Closed                                 (10,138)    (8,590,114)
-------------------------------------------------------------
Expired                                   (750)      (230,242)
=============================================================
End of year                              1,436    $ 2,512,958
_____________________________________________________________
=============================================================

Open call option contracts written at October 31, 2000 were as follows:

                                                                    OCTOBER 31,
                                            NUMBER                     2000
                       CONTRACT   STRIKE      OF        PREMIUMS      MARKET        UNREALIZED
ISSUE                   MONTH     PRICE    CONTRACTS    RECEIVED       VALUE       APPRECIATION
-----                  --------   ------   ---------   ----------   -----------   --------------
Nasdaq 100              Dec-00    $4,400       585     $  817,218   $  599,625     $   217,593
------------------------------------------------------------------------------------------------
Nasdaq 100              Mar-01     4,500       226      1,603,868    1,485,950         117,918
------------------------------------------------------------------------------------------------
Skywest                 Nov-00        55       625         91,872       39,063          52,809
================================================================================================
                                             1,436     $2,512,958   $2,124,638     $   388,320
________________________________________________________________________________________________
================================================================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options contracts written during the three-month period ended October 31, 2000 are summarized as follows:

                                       PUT OPTION CONTRACTS
                                      -----------------------
                                      NUMBER OF    PREMIUMS
                                      CONTRACTS    RECEIVED
                                      ---------   -----------
Beginning of year                         228     $ 1,816,355
-------------------------------------------------------------
Written                                 3,797       3,783,426
-------------------------------------------------------------
Closed                                 (2,176)     (2,578,479)
=============================================================
End of year                             1,849     $ 3,021,302
_____________________________________________________________
=============================================================

Open put option contracts written at October 31, 2000 were as follows:

                                                                    OCTOBER 31,
                                            NUMBER                     2000         UNREALIZED
                       CONTRACT   STRIKE      OF        PREMIUMS      MARKET       APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS    RECEIVED       VALUE      (DEPRECIATION)
-----                  --------   ------   ---------   ----------   -----------   --------------
Nasdaq 100              Dec-00    $2,900       366     $2,265,739   $3,467,850     $(1,202,111)
------------------------------------------------------------------------------------------------
Russell
2000 Index              Dec-00       450     1,483        755,563    1,093,713        (338,150)
================================================================================================
                                             1,849     $3,021,302   $4,561,563     $(1,540,261)
________________________________________________________________________________________________
================================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the three-month period ended October 31, 2000 and years ended July 31, 2000 and 1999 were as follows:

                                               OCTOBER 31, 2000              JULY 31, 2000                 JULY 31, 1999
                                           ------------------------    --------------------------    --------------------------
                                            SHARES        AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                                           --------    ------------    ----------    ------------    ----------    ------------
Sold:
  Class A                                   347,483    $  9,371,278     6,753,064    $125,825,634     9,086,718    $ 99,751,555
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                   204,534       5,413,560     4,029,763      72,063,849     4,403,590      48,831,913
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                    86,484       2,288,148     1,535,334      29,503,687       463,451       5,940,023
===============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                        --              --       778,251      14,945,789         8,677          96,302
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                        --              --       531,984      10,113,306         3,755          41,572
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                        --              --        57,775       1,099,467            --              --
===============================================================================================================================
Reacquired:
  Class A                                  (754,034)    (20,292,245)   (3,968,990)    (88,654,250)   (6,264,993)    (69,029,559)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                  (329,580)     (8,776,609)   (2,136,331)    (46,601,109)   (2,617,703)    (29,028,148)
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                   (39,595)     (1,043,901)     (245,494)     (5,234,431)      (58,887)       (673,599)
===============================================================================================================================
                                           (484,708)   $(13,039,769)    7,335,356    $113,061,942     5,024,608    $ 55,930,059
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                                                        JUNE 29, 1998
                                                              THREE MONTHS                             (DATE OPERATIONS
                                                                 ENDED         YEAR ENDED JULY 31,      COMMENCED) TO
                                                              OCTOBER 31,     ----------------------       JULY 31,
                                                                  2000         2000(a)      1999(a)        1998(a)
                                                              ------------    ---------    ---------   ----------------
Net asset value, beginning of period                            $  25.79      $  14.86     $   9.76        $  10.00
-----------------------------------------------------------   ----------      --------     --------        --------
Income from investment operations:
  Net investment income (loss)                                      0.03         (0.14)       (0.09)           0.02
-----------------------------------------------------------   ----------      --------     --------        --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.23         11.97         5.20           (0.26)
===========================================================   ==========      ========     ========        ========
    Total from investment operations                                0.26         11.83         5.11           (0.24)
===========================================================   ==========      ========     ========        ========
Less distributions:
  Dividends from net investment income                                --            --        (0.01)             --
-----------------------------------------------------------   ----------      --------     --------        --------
  Distributions from net realized gains                               --         (0.90)          --              --
===========================================================   ==========      ========     ========        ========
Net asset value, end of period                                  $  26.05      $  25.79     $  14.86        $   9.76
___________________________________________________________   __________      ________     ________        ________
===========================================================   ==========      ========     ========        ========
Total return(b)                                                     1.01%        81.64%       52.36%          (2.40)%
___________________________________________________________   __________      ________     ________        ________
===========================================================   ==========      ========     ========        ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $442,913      $449,044     $205,721        $107,540
___________________________________________________________   __________      ________     ________        ________
===========================================================   ==========      ========     ========        ========
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                  1.50%(c)      1.73%        2.35%           1.59%(d)
-----------------------------------------------------------   ----------      --------     --------        --------
  Without fee waivers                                               1.60%(c)      1.81%        2.35%           1.59%(d)
===========================================================   ==========      ========     ========        ========
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                  1.41%(c)      1.47%        1.74%           1.59%(d)
-----------------------------------------------------------   ----------      --------     --------        --------
  Without fee waivers                                               1.51%(c)      1.55%        1.74%           1.59%(d)
===========================================================   ==========      ========     ========        ========
Ratio of net investment income (loss) to average net assets         0.39%(c)     (0.63)%      (1.44)%          2.00%(d)
===========================================================   ==========      ========     ========        ========
Ratio of interest expense and dividends on short sales
  expense to average net assets                                     0.09%(c)      0.26%        0.61%             --
___________________________________________________________   __________      ________     ________        ________
===========================================================   ==========      ========     ========        ========
Portfolio turnover rate                                               52%          198%         220%             13%
___________________________________________________________   __________      ________     ________        ________
===========================================================   ==========      ========     ========        ========

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $463,563,165 for the three months ended October 31, 2000.
(d)  Annualized.

                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                  THREE                                 JULY 13, 1998
                                                                 MONTHS                                  (DATE SALES
                                                                  ENDED       YEAR ENDED JULY 31,       COMMENCED) TO
                                                               OCTOBER 31,    --------------------        JULY 31,
                                                                  2000        2000(a)     1999(a)          1998(a)
                                                              -------------   --------    --------    -----------------
Net asset value, beginning of period                            $  25.41      $  14.75    $   9.76         $ 10.07
-----------------------------------------------------------     --------      --------    --------         -------
Income from investment operations:
  Net investment income (loss)                                     (0.02)        (0.30)      (0.17)           0.01
-----------------------------------------------------------     --------      --------    --------         -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.22         11.86        5.17           (0.32)
===========================================================     ========      ========    ========         =======
    Total from investment operations                                0.20         11.56        5.00           (0.31)
===========================================================     ========      ========    ========         =======
Less distributions:
  Dividends from net investment income                                --            --       (0.01)             --
-----------------------------------------------------------     --------      --------    --------         -------
  Distributions from net realized gains                               --         (0.90)         --              --
===========================================================     ========      ========    ========         =======
Net asset value, end of period                                  $  25.61      $  25.41    $  14.75         $  9.76
___________________________________________________________     ________      ________    ________         _______
===========================================================     ========      ========    ========         =======
Total return(b)                                                     0.79%        80.38%      51.30%          (3.08)%
___________________________________________________________     ________      ________    ________         _______
===========================================================     ========      ========    ========         =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $325,957      $326,571    $153,793         $84,285
___________________________________________________________     ________      ________    ________         _______
===========================================================     ========      ========    ========         =======
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense)                     2.27%(c)      2.48%       3.03%           2.30%(d)
===========================================================     ========      ========    ========         =======
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense)                     2.18%(c)      2.22%       2.42%           2.30%(d)
===========================================================     ========      ========    ========         =======
Ratio of net investment income (loss) to average net assets        (0.37)%(c)    (1.38)%     (2.12)%          1.29%(d)
===========================================================     ========      ========    ========         =======
Ratio of interest expense and dividends on short sales
  expense to average net assets                                     0.09%(c)      0.26%       0.61%             --
___________________________________________________________     ________      ________    ________         _______
===========================================================     ========      ========    ========         =======
Portfolio turnover rate                                               52%          198%        220%             13%
___________________________________________________________     ________      ________    ________         _______
===========================================================     ========      ========    ========         =======

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $339,812,491 for the three months ended October 31, 2000.
(d)  Annualized.

                                                                                  CLASS C
                                                              -----------------------------------------------
                                                                  THREE                     DECEMBER 30, 1999
                                                                 MONTHS                        (DATE SALES
                                                                  ENDED       YEAR ENDED      COMMENCED) TO
                                                               OCTOBER 31,     JULY 31,         JULY 31,
                                                                  2000         2000(a)           1999(a)
                                                              -------------   ----------    -----------------
Net asset value, beginning of period                             $ 25.43       $ 14.78           $11.70
------------------------------------------------------------     -------       -------           ------
Income from investment operations:
  Net investment income (loss)                                     (0.02)        (0.32)           (0.11)
------------------------------------------------------------     -------       -------           ------
  Net gains on securities (both realized and unrealized)            0.22         11.87             3.19
============================================================     =======       =======           ======
    Total from investment operations                                0.20         11.55             3.08
============================================================     =======       =======           ======
Less distributions from net realized gains                            --         (0.90)              --
============================================================     =======       =======           ======
Net asset value, end of period                                   $ 25.63       $ 25.43           $14.78
____________________________________________________________     _______       _______           ______
============================================================     =======       =======           ======
Total return(b)                                                     0.79%        80.15%           29.31%
____________________________________________________________     _______       _______           ______
============================================================     =======       =======           ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $46,111       $44,557           $5,977
____________________________________________________________     _______       _______           ______
============================================================     =======       =======           ======
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense)                     2.27%(c)      2.48%            3.03%(d)
============================================================     =======       =======           ======
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense)                     2.18%(c)      2.22%            2.42%(d)
============================================================     =======       =======           ======
Ratio of net investment income (loss) to average net assets        (0.37)%(c)    (1.38)%          (2.12)%(d)
============================================================     =======       =======           ======
Ratio of interest expense and dividends on short sales
  expense to average net assets                                     0.09%(c)      0.26%            0.61%(d)
____________________________________________________________     _______       _______           ______
============================================================     =======       =======           ======
Portfolio turnover rate                                               52%          198%             220%
____________________________________________________________     _______       _______           ______
============================================================     =======       =======           ======

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $47,353,060 for the three months ended October 31, 2000.
(d)  Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Small Cap Opportunities Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Small Cap Opportunities Fund (a series of AIM Special Opportunities Funds) including the schedule of investments, as of October 31, 2000, and the related statement of operations for the three months ended October 31, 2000 and the year ended July 31, 2000, the statements of changes in net assets for the three months ended October 31, 2000 and the years ended July 31, 2000 and July 31, 1999 and the financial highlights for the three months ended October 31, 2000, the years ended July 31, 2000 and July 31, 1999, and the period June 29, 1998 (date operations commenced) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Small Cap Opportunities Fund as of October 31, 2000, the results of its operations for the three months then ended and the year ended July 31, 2000, the statements of changes in its net assets for the three months ended October 31, 2000 and the years ended July 31, 2000 and July 31, 1999 and the financial highlights for the three months ended October 31, 2000, the years ended July 31, 2000 and July 31, 1999, and the period June 29, 1998 (date operations commenced) to July 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.
  Listed below are the members of the board of trustees of your mutual fund and their respective titles.



BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer   Chairman and President                  Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary     INVESTMENT ADVISOR
Director
ACE Limited;                                      Gary T. Crum                            A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Edgar M. Larsen                         Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                              TRANSFER AGENT
Formerly Director                                 Dana R. Sutton
Cortland Trust Inc.                               Vice President and Treasurer            A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Albert R. Dowden                                  Melville B. Cox                         Houston, TX 77210-4739
Chairman of the Board of Directors,               Vice President
The Cortland Trust and DHJ Media, Inc.; and                                               CUSTODIAN
Director, Magellan Insurance Company,             Mary J. Benson
Formerly Director, President and                  Assistant Vice President and            State Street Bank and Trust Company
Chief Executive Officer,                          Assistant Treasurer                     225 Franklin Street
Volvo Group North America, Inc.; and                                                      Boston, MA 02110
Senior Vice President, AB Volvo                   Sheri Morris
                                                  Assistant Vice President and            COUNSEL TO THE FUND
Edward K. Dunn Jr.                                Assistant Treasurer
Chairman, Mercantile Mortgage Corp.;                                                      Ballard Spahr
Formerly Vice Chairman and President,             Jim A. Coppedge                         Andrews & Ingersoll, LLP
Mercantile-Safe Deposit & Trust Co.; and          Assistant Secretary                     1735 Market Street
President, Mercantile Bankshares                                                          Philadelphia, PA 19103
                                                  Renee A. Friedli
Jack Fields                                       Assistant Secretary                     COUNSEL TO THE TRUSTEES
Chief Executive Officer
Twenty First Century, Inc.;                       P. Michelle Grace                       Kramer, Levin, Naftalis & Frankel LLP
Formerly Member                                   Assistant Secretary                     919 Third Avenue
of the U.S. House of Representatives                                                      New York, NY 10022
                                                  Nancy L. Martin
Carl Frischling                                   Assistant Secretary                     DISTRIBUTOR
Partner
Kramer, Levin, Naftalis & Frankel LLP             Ofelia M. Mayo                          A I M Distributors, Inc.
                                                  Assistant Secretary                     11 Greenway Plaza
Prema Mathai-Davis                                                                        Suite 100
Formerly Chief Executive Officer,                 Lisa A. Moss                            Houston, TX 77046
YWCA of the U.S.A.                                Assistant Secretary
                                                                                          AUDITORS
Lewis F. Pennock                                  Kathleen J. Pflueger
Partner                                           Assistant Secretary                     KPMG LLP
Pennock & Cooper                                                                          700 Louisiana
                                                                                          Houston, TX 77002
Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $781,872 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

DOMESTIC EQUITY FUNDS                           INTERNATIONAL/GLOBAL EQUITY FUNDS        A I M Management Group Inc. has provided
                                                                                         leadership in the mutual fund industry
          MORE AGGRESSIVE                                 MORE AGGRESSIVE                since 1976 and managed approximately
                                                                                         $183 billion in assets for more than
AIM Small Cap Opportunities(1)                  AIM Latin American Growth                eight million shareholders, including
AIM Mid Cap Opportunities(2)                    AIM Developing Markets                   individual investors, corporate clients
AIM Large Cap Opportunities(3)                  AIM European Small Company               and financial institutions, as of
AIM Emerging Growth                             AIM Asian Growth                         September 30, 2000.
AIM Small Cap Growth(4)                         AIM Japan Growth                             The AIM Family of Funds--Registered
AIM Aggressive Growth                           AIM International Emerging Growth        Trademark-- is distributed nationwide,
AIM Mid Cap Growth                              AIM European Development                 and AIM today is the eighth-largest
AIM Small Cap Equity                            AIM Euroland Growth                      mutual fund complex in the United States
AIM Capital Development                         AIM Global Aggressive Growth             in assets under management, according to
AIM Constellation                               AIM International Equity                 Strategic Insight, an independent mutual
AIM Dent Demographic Trends                     AIM Advisor International Value          fund monitor.
AIM Select Growth                               AIM Global Trends                            AIM is a subsidiary of AMVESCAP PLC,
AIM Large Cap Growth                                                                     one of the world's largest independent
AIM Weingarten                                  AIM Global Growth                        financial services companies with $414
AIM Mid Cap Equity                                                                       billion in assets under management as of
AIM Value II                                                                             September 30, 2000.
AIM Charter                                              MORE CONSERVATIVE
AIM Value
AIM Blue Chip                                   SECTOR EQUITY FUNDS
AIM Basic Value
AIM Large Cap Basic Value                                 MORE AGGRESSIVE
AIM Balanced
AIM Advisor Flex                                AIM New Technology
                                                AIM Global Telecommunications and Technology
         MORE CONSERVATIVE                      AIM Global Resources
                                                AIM Global Financial Services
                                                AIM Global Health Care
                                                AIM Global Consumer Products and Services
                                                AIM Global Infrastructure
                                                AIM Advisor Real Estate
                                                AIM Global Utilities

                                                         MORE CONSERVATIVE


                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                      TAX-FREE FIXED-INCOME FUNDS

          MORE AGGRESSIVE                                 MORE AGGRESSIVE

AIM Strategic Income                            AIM High Income Municipal
AIM High Yield II                               AIM Tax-Exempt Bond of Connecticut
AIM High Yield                                  AIM Municipal Bond
AIM Income                                      AIM Tax-Free Intermediate
AIM Global Income                               AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                              MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

         MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[SERVICE AWARD LOGO]                                    [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--

                                                         INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

A I M Distributors, Inc.                                               SCO-AR-1